UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 17, 2023
Date of Report (date of earliest event reported)
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SNAP ONE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40683 (Commission File Number)	82-1952221 (I.R.S. Employer Identification Number)
1800 Continental Boulevard, Suite 200 Charlotte, NC 28270
(Address of principal executive offices and zip code)
(704) 927-7620
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.01 per share	SNPO	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry Into a Material Agreement

On April 17, 2023, Snap One Holdings Corp. (the “Company”) entered into an Amendment to the Credit Agreement with Morgan Stanley Senior Funding, Inc., as Administrative Agent (the “Amendment to the Credit Agreement”), further amending the Credit Agreement dated as of December 8, 2021 (as amended by Incremental Agreement No. 1 dated as of October 2, 2022) (the “Credit Agreement”). The Amendment to the Credit Agreement amends the Credit Agreement to replace the London InterBank Offered Rate “LIBOR” with the Secured Overnight Financing Rate “SOFR” as the interest rate benchmark for certain loans as provided thereunder along with other conforming changes. Other than the foregoing, the parties to the Credit Agreement continue to have the same obligations set forth in the Credit Agreement prior to the effectiveness of the Amendment to the Credit Agreement.

The foregoing description of the Amendment to the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment to the Credit Agreement which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to Credit Agreement dated as of April 17, 2023 by and among Snap One Holdings Corp., as Borrower, and Morgan Stanley Senior Funding, Inc., as Administrative Agent
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 21st day of April, 2023.

Snap One Holdings Corp.

By:	/s/ Michael Carlet
Name: Michael Carlet
Title: Chief Financial Officer